UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 16, 2009

Sino Shipping Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9064	84-0789885
(State or Other Juris-	(Commission File No.)	(IRS Employer
diction of Incorporation)		Identification No.)

No. 950 Dalian Road
Hi-Shanghai 8th Building, 4th floor
Shanghai, China 200092
(Address of principal executive offices)

86-21-5595-5927
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS

(b) On January 16, 2009, Dr. Shou-Hwa Hou (a.k.a. Dr. Alvin S.H. Hou) resigned from the registrant’s Board of Directors as well as from the registrant’s Audit Committee and Nominating and Governance Committee. Dr. Hou’s resignation was not the result of a disagreement with the registrant on any matter relating to its operations, policies or practices.

SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2009	Sino Shipping Holdings Inc.

	By:	/s/ Xinyu Zhang
Xinyu Zhang, CEO